UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2007

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The Registrant received an executed amendment number 2 and an executed amendment number 3 to the Medicaid Managed Care - Eastern Region contract between the State of Missouri Office of Administration Division of Purchasing and Materials Management and Harmony Health Plan of Illinois, Inc., a wholly-owned subsidiary of the Registrant (“Harmony”), pursuant to which Harmony participates in the managed care program. Amendment number 2 amends the fixed net capitation rates and amendment number 3 amends the provisions related to payments to out-of network providers for emergency services. Both amendments were effective July 1, 2006. Copies of the amendments are attached as exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

The Registrant also received an executed amendment to the Medicaid Advantage Care Contract, between the City of New York Department of Health and Mental Hygiene and WellCare of New York, Inc., a wholly-owned subsidiary of the Registrant (“WellCare NY”), pursuant to which WellCare NY participates in the program for individuals who are dually eligible for both Medicaid and Medicare in New York City. The amendment, among other things, extends the term of the contract through December 31, 2007. A copy of the amendment is attached as exhibit 10.3 to this Current Report on Form 8-K.

The Registrant also received an executed amendment number 2 to Medicaid Advantage Contract No. C021236, between the New York State Department of Health and WellCare NY, pursuant to which WellCare NY participates in the program for individuals who are dually eligible for both Medicaid and Medicare in Albany County. The amendment extends the current contract through December 31, 2008 and lowers the minimum age for enrollment eligibility from 21 years to 18 years. The amendment is effective April 1, 2007. A copy of the amendment is attached as exhibit 10.4 to this Current Report on Form 8-K.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the above-described amendments. The above description is qualified in its entirety by reference to the amendments.

In the interest of providing interested parties with full access to its federal, state and county contracts, the Registrant has elected to file such contracts with the Securities and Exchange Commission. The Registrant does not believe that its business is substantially dependent on many of these contracts when each is taken individually.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1
Amendment number 2 to the Medicaid Managed Care - Eastern Region contract between the State of Missouri Office of Administration Division of Purchasing and Materials Management and Harmony Health Plan of Illinois, Inc.

10.2
Amendment number 3 to the Medicaid Managed Care - Eastern Region contract between the State of Missouri Office of Administration Division of Purchasing and Materials Management and Harmony Health Plan of Illinois, Inc.

10.3	Amendment to Medicaid Advantage Care Contract, between the City of New York Department of Health and Mental Hygiene and WellCare of New York, Inc.
10.4	Amendment number 2 to Medicaid Advantage Contract No. C021236, between the New York State Department of Health and WellCare of New York, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2007	WELLCARE HEALTH PLANS, INC. /s/ Thaddeus Bereday
Thaddeus Bereday
Senior Vice President and General Counsel

EXHIBIT INDEX

10.1
Amendment number 2 to the Medicaid Managed Care - Eastern Region contract between the State of Missouri Office of Administration Division of Purchasing and Materials Management and Harmony Health Plan of Illinois, Inc.

10.2
Amendment number 3 to the Medicaid Managed Care - Eastern Region contract between the State of Missouri Office of Administration Division of Purchasing and Materials Management and Harmony Health Plan of Illinois, Inc.

10.3	Amendment to Medicaid Advantage Care Contract, between the City of New York Department of Health and Mental Hygiene and WellCare of New York, Inc.
10.4	Amendment number 2 to Medicaid Advantage Contract No. C021236, between the New York State Department of Health and WellCare of New York, Inc.